                                                                    Exhibit 10.7


================================================================================


                             MEDI-JECT CORPORATION



                          --------------------------



             PREFERRED STOCK, OPTION AND WARRANT PURCHASE AGREEMENT


                          --------------------------


                             Dated January 25, 1996

                                1,000,000 Shares

                                       of

                  Series C  Junior Convertible Preferred Stock

                                ($.01 Par Value)
                    (Liquidation Preference $3.00 per share)


================================================================================

                             Medi-Ject Corporation
             PREFERRED STOCK, OPTION AND WARRANT PURCHASE AGREEMENT
             ------------------------------------------------------


                                                                January 25, 1996

Becton Dickinson and Company
1 Becton Drive
Franklin Lakes, New Jersey 07417-1880

Ladies and Gentlemen:

     Medi-Ject Corporation, a Minnesota corporation (the "Company") agrees with Becton Dickinson and Company, a corporation incorporated under the laws of the state of New Jersey ("BD"), as follows:

     1.   Authorization of Issue of Shares.  The Company has authorized (i) the
          --------------------------------
issue and sale of up to 1,000,000 shares of its present class of Preferred Stock designated as the "Series C Junior Convertible Preferred Stock" (the "Series C Preferred Shares"), (ii) the issue of an Option for the purchase of 500,000 shares of its present class of Preferred Stock designated as the "Series D Junior Convertible Preferred Stock" (the "Series D Preferred Shares") and (iii) the issue of a Warrant for the purchase of 2,500,000 shares of its present class of Preferred Stock designated as the "Series E Junior Convertible Preferred Stock" (the "Series E Preferred Shares") (the Series C Preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares are referred to collectively as the "Series C, D and E Preferred Shares"). The relative powers, preferences and rights and qualifications, limitations and restrictions of the Series C, D and E Preferred Shares shall be set forth in a Certificate of Designations, Preferences and Rights (the "Certificate of Designations") which shall be substantially in the form attached hereto as Exhibit A.

     Certain capitalized terms used in this agreement (this "Agreement") are used as defined herein; references to an Article or Section are, unless otherwise specified, to one of the Articles or Sections of this Agreement and references to an "Exhibit" are, unless otherwise specified, to one of the exhibits attached to this Agreement.

     2.   Sale and Purchase Price.  The Company will issue and sell to BD and,
          -----------------------
subject to the terms and conditions herein set forth, BD will purchase from the Company 1,000,000 shares of Series C Preferred Shares at the purchase price of $3.00 per share (the "Shares"). Simultaneously herewith, the Company is issuing to BD an Option (the "Option") dated as of the date hereof, without any additional consideration, pursuant to which the Company is granting BD an option to purchase 500,000 Series D Preferred Shares (subject to appropriate adjustment in the event of stock splits, stock dividends or other reorganizations) (the "Option Shares") and is selling to BD, for the purchase price of $125,000, a Warrant (the "Warrant") dated as of the date hereof pursuant to which the Company is granting BD the right to purchase 2,500,000 Series E Preferred Shares (subject to appropriate adjustment in the event of stock splits, stock dividends or other reorganizations) (the "Warrant Shares").

     3.   Closing.  The closing of the sale of the Shares, Option and Warrant to
          -------
BD shall take place at the offices of Dorsey & Whitney, 220 South Sixth Street, Minneapolis, Minnesota at 9:00 A.M. Minneapolis time on January 25, 1996 or such other date and time thereafter as shall be mutually agreeable to BD and the Company (the "Closing Date").

     At the closing, the Company shall deliver to BD the Option, the Warrant and a certificate, dated the Closing Date, representing the Shares purchased by it on such date, registered in its name against payment to the Company of the purchase price of the Shares and Warrant being purchased.

     4.   Representations and Warranties by the Company.  In order to induce BD
          ---------------------------------------------
to enter into this Agreement and to purchase the Shares, the Company hereby represents and warrants to BD that, except as disclosed in the attached Exhibit B by express reference to the appropriate Section:

          4.1  Organization, Standing, etc.  The Company is a corporation duly
               ----------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business in all material respects as it is now being conducted and as it currently proposes to conduct it in the future. The Company has the requisite corporate power and authority to issue the Shares, the Option, the Warrant, the Option Shares, the Warrant Shares and the shares of its common stock into which the Shares, the Option Shares and the Warrant Shares are exercisable and/or convertible (collectively, the "Conversion Shares") and to otherwise perform its obligations under this Agreement.

          4.2  Governing Instruments.  The copies of the Articles of
               ---------------------
Incorporation, as amended (the "Articles of Incorporation") and bylaws of the Company which have been delivered to legal counsel for BD prior to the execution of this Agreement and which are attached as to the Certificate of the Secretary of the Company delivered pursuant to Section 6.9, are true and complete copies of the duly and legally adopted Articles of Incorporation and Bylaws of the Company in effect as of the date of this Agreement, except that such Articles of Incorporation shall have been amended by the filing of the Certificate of Designations.

          4.3  Subsidiaries, Etc.  The Company does not own (or have any
               -----------------
ownership interest of any type) or control, directly or indirectly, any corporation, partnership, joint venture, association or other business enterprise.

          4.4  Qualification.  The Company is duly qualified, licensed or
               -------------
domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

          4.5  Financial Statements.  (a) Attached to this Agreement as Exhibit
               --------------------
C are (a) a balance sheet (the "Balance Sheet"), as of November 30, 1995 (the "Balance Sheet Date") for the Company together with the related statements of operations and shareholders equity for the eleven month period then ended, which Balance Sheet and related statements are unaudited and (b) a consolidated balance sheet of the Company for the fiscal years ending December 31, 1993 and 1994, and the consolidated statements of income and retained earnings and changes in financial position for the same periods, all as reported on by the Company's independent certified public accountants (the financial statements referred to in (a) and (b), together with the notes thereto, are collectively
referred to as the "Financial Statements").   The Financial Statements have, in
all material respects, been prepared in accordance with generally accepted accounting principles consistently applied, are in accordance with the books and records of the Company and present fairly the results of its operations for the periods therein specified and, with respect to the Balance Sheet, the financial condition of the Company at the Balance Sheet Date. Without limiting the generality of the foregoing, the Balance Sheet or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at the Balance Sheet Date, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such Balance Sheet, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

          (b) The Company has no liability or obligation, which individually or taken together with any other liability or obligation that is related thereto, exceeds $50,000, absolute or contingent, including, without limiting the generality of the foregoing, any tax liabilities due or to become due, not reflected in the Financial Statements, except (i) obligations and liabilities incurred after the Balance Sheet Date in the ordinary course of business that are not, individually or taken together with any other such liability or obligation that is related thereto, material and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with GAAP and (iii) obligations under this Agreement. Without limiting the generality of the foregoing, the Company does not know, and has no reasonable ground to know, of any basis for the assertion against the Company as of the date hereof of any material liabilities not reflected in the Financial Statements of the Company.

          (c) Since the Balance Sheet Date, there has been no occurrence, condition or development that has materially and adversely affected the Company's business, prospects, condition, affairs, operations, or assets, and there has been no material change in the business, assets or financial condition of the Company except pursuant to transactions contemplated by this Agreement or as set forth on Exhibit B hereto.

          4.6  Tax Returns and Audits.  All tax returns, tax filings and
               ----------------------
appropriate extension requests whatsoever involving the Company, whether pertaining to foreign or U.S., federal, state or local or any other jurisdiction, and all taxes, assessments, or similar governmental charges required to be paid with respect to such returns or other filing have been paid, or due provision for the payment thereof has been made. The Company is not and has not been delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending, and the Company has no knowledge of any proposed liability for any tax to be imposed. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. The Company has not received any information from or related to any taxing authority which would cause it to believe, reasonably, that a notice of any deficiency for any taxes, or other similar government charges is likely to be issued with respect to the Company. The Company does not have any tax liabilities or other similar government charges except those reflected on the Financial Statements or those incurred in the ordinary course of business since the Balance Sheet Date.

          4.7  Changes, Dividends, etc.  Except for the transactions
               ------------------------
contemplated by this Agreement or except as otherwise disclosed on Exhibit B, since the Balance Sheet Date, the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business except for this Agreement; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (x) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any employees, or made any bonus payment or similar arrangement with any employees or increased the scope or nature of any fringe benefits provided for its employees; (xii) waived any valuable right or a material debt owed to it; (xiii) changed or amended any material contract or arrangement by which the Company or any of its assets or properties is bound or subject; or (xiv) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the Balance Sheet Date (other than continued losses from operations that the Company has incurred, which are generally consistent with its historical losses from operations since December 31, 1994).

          4.8  Title to Properties and Encumbrances.  The Company has good and
               ------------------------------------
marketable title to all of its tangible properties and assets reflected in the Balance Sheet, except for property disposed of in the ordinary course of business since the Balance Sheet Date, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described in the Financial Statements, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

          4.9  Properties.  The plant, offices and equipment of the Company
               ----------
have been kept in good condition and repair in the ordinary course of business. The Company's sole plant and office is located at 1840 Berkshire Lane, Plymouth, Minnesota. Except as set forth on Exhibit B, all of the Company's material assets are located at such address.

          4.10  Litigation; Governmental Proceedings.  There are no material
                ------------------------------------
legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or any of its officers, directors or employees (in their capacity as such) or any of the Company's properties, assets or business nor is the Company aware that there is any reasonable basis for the foregoing. The Company is not in default with respect to or a party to or subject to the provisions of any writ, judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

          4.11  Compliance With Applicable Laws and Other Instruments.  The
                -----------------------------------------------------
business and operations of the Company have been and are being conducted in all material respects in accordance with all material, applicable federal, state and local laws, rules and regulations, with respect to which failure to so comply would have a material adverse impact upon the Company's business operations, properties or financial condition or prospects. Neither the execution, delivery and performance of this Agreement, the Option and the Warrant and the issuance of the Shares, the Warrant, the Option, the Option Shares, the Warrant Shares and the Conversion Shares nor fulfillment of nor compliance with the terms and provisions hereof or thereof or of the Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares including, without limitation, the provisions of the Certificate of Designations, nor the conduct of the Company's business as currently conducted or proposed to be conducted as of the date hereof will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, (a) the Articles of Incorporation or Bylaws of the Company, (b) any material mortgage, agreement, understanding or instrument, to which the Company is a party or (c) any order, judgement, decree, statute, law, rule or regulation applicable to the Company or its property. The Company is not in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligations for borrowed money or in arrears with respect to any dividends upon any shares of its preferred stock, and there exists no default by the Company under any of its contracts or agreements, or under any instrument (including without limitation its Articles of Incorporation and Bylaws) by which the Company is bound, which materially and adversely affects its business, operations, properties, prospects or financial condition. To the knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee with the Company.

          4.12  Governmental Consent, Etc.  The Company is not required to
                -------------------------
obtain any consent, approval or authorization of, or to make any declaration or filing with any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement, and the valid offer, issue, sale or delivery of the Shares, or the performance by the Company of its obligations in respect thereof other than the filing of a Form D with the Securities and Exchange Commission (the "Commission"), which will be timely filed.

          4.13  Shares and Conversion Shares.  The Shares, when issued and paid
                ----------------------------
for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Article 11 or in the Company's Articles of Incorporation. The Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares will rank junior to all classes of the Company's Series B Convertible Preferred Stock, but senior to the shares of each other series of preferred stock of the Company now outstanding with respect to priority in payment of dividends and the distribution of assets upon any liquidation of the Company and will be entitled to the rights and preferences set forth in the Certificate of Designations. The Option and the Warrant are duly authorized, validly granted and outstanding, fully paid and free and clear of all pledges, liens, and encumbrances and restrictions, except as set forth in Article 11. The Conversion Shares, the Option Shares and the Warrant Shares have been duly authorized and reserved for issuance and, when issued upon conversion of the Shares, the Option Shares or the Warrant Shares or exercise of the Option or Warrant, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Article 11.

          4.14  Securities Laws.  Based in part upon the representations in
                ---------------
Article 5, no consent, and assuming full compliance with Article 11, no authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, the Option or the Warrant, the Option Shares, the Warrant Shares or the Conversion Shares to BD, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales other than the filing of a Form D with the Commission. The offer, issuance, sale and delivery of the Shares, the Option, and the Warrant and, in accordance with the terms of the Option and Warrant, the Option Shares, the Warrant Shares and the Conversion Shares, will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act"). None of the shares of the Company's capital stock issued and outstanding has been offered or sold in such a manner as to make the issuance and sale of such shares subject to such registration requirements, and all such shares of capital stock have been offered and sold in compliance with all applicable federal and state securities laws.

          4.15  Patents and Other Intangible Rights.  To the Company's
                -----------------------------------
knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, manufacture, operation and sale of all products sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, (d) is not using any confidential information or trade secrets of others and (e) has not received any notice of infringement of the asserted rights of others with respect to any patent, trademark, trade name, copyright or other intangible asset.

          4.16  Capital Stock.  On the Closing Date, the authorized capital
                -------------
stock of the Company will consist of twenty-five million six hundred thousand (25,600,000) shares, consisting of:

          (i) fifteen million (15,000,000) shares which shall be designated as common stock, $.01 par value (hereinafter referred to as "Common Stock"), of which (A) 287,368 shares are issued and outstanding, (B) 1,449,376, 3,426,883, 1,000,000, 500,000, and 2,500,000, are reserved, respectively, for issuance on conversion of the Series A Preferred Shares, Series B Preferred Shares, the Shares, the Option Shares and the Warrant Shares, (C) 307,946 are reserved for issuance upon exercise of outstanding warrants and (D) 650,000 are reserved for issuance pursuant to employee stock purchase or stock ownership plans adopted by the Company for key employees;

          (ii) one million six hundred thousand (1,600,000) shares which are designated as Series A Convertible Preferred Shares, $.01 par value (hereinafter referred to as the "Series A Preferred Shares"), of which 1,449,376 shares are issued and outstanding;

          (iii) three million (3,000,000) shares which are designated as Series B Convertible Preferred Stock, $.01 par value (hereinafter referred to as the "Series B Preferred Shares"), of which 2,200,001 shares are issued and outstanding;

          (iv) one million (1,000,000) shares which are designated as Non-Voting Series B Convertible Preferred Shares, $.01 par value (the "Non-Voting Series B Preferred Shares"), of which 545,000 shares are issued and outstanding;

          (v) one million (1,000,000) shares which are designated as Series C Junior Convertible Preferred Shares, $.01 par value, none of which are issued and outstanding;

          (vi) five hundred thousand (500,000) shares which are designated as Series D Junior Convertible Preferred Shares, $.01 par value, none of which are issued and outstanding;

          (vii) two million, five hundred thousand (2,500,000) shares which are designated as Series E Junior Convertible Preferred Shares, $.01 par value, none of which are issued and outstanding; and

          (viii) one million (1,000,000) shares of which shall be preferred shares, undesignated as to series (the "Undesignated Preferred Shares").

          All of the outstanding shares of the Company were duly authorized, validly issued and are fully paid and nonassessable. The list set forth in Exhibit B hereto is a complete and correct list of all security holders of record of the Company, showing their holdings of issued and outstanding shares of Common Stock or other Company securities (including warrants and options) as of the date of this Agreement. Except as set forth on Exhibit B, there are (i) no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, the Option and the Warrant, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company (ii) so far as known to the Company, no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (iii) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, (iv) so far as known to the Company, no agreements among stockholders providing for the purchase or sale of the Company's capital stock and (v) no obligations (contingent or otherwise) of the Company to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Neither the offer nor the issuance or sale of the Shares constitutes an event under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this Section 4.16 shall affect, alter or diminish any right granted to BD in this Agreement.

          4.17  Outstanding Debt.  The Company does not have any material
                ----------------
indebtedness incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Financial Statements. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

          4.18  Performance of Material Agreements.  The Company has
                ----------------------------------
substantially performed all material obligations required to be performed by it to date and is not in default in any material respect under any material contract, agreement, lease, document, commitment or other arrangement to which it is a party or by which it is otherwise bound. There is not under any of such contracts, agreements, leases, documents, commitments or other arrangements any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

          4.19  Corporate Acts and Proceedings.  The execution, delivery and
                ------------------------------
performance of this Agreement, the authorization, issuance and delivery of the Shares, Option and Warrant being sold under this Agreement and of the Option Shares, Warrant Shares and Conversion Shares, and the adoption of the Certificate of Designations have been duly authorized by all necessary corporate action on behalf of the Company and its stockholders, have been duly executed and delivered by authorized officers of the Company, and, with respect to each of this Agreement, the Option and the Warrant is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Shares, the Option, the Warrant, the Option Shares, the Warrant Shares and the Conversion Shares has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

          4.20  Accounts Receivable.  To the extent that they exceed the
                -------------------
reserves for doubtful accounts set forth on the Balance Sheet, the accounts receivable which are reflected on the Balance Sheet and all accounts receivable of the Company which have arisen since the Balance Sheet Date (less a reserve for doubtful accounts in accordance with past practice of the Company), except such accounts receivable as have been collected since the Balance Sheet Date, are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in material conformity with the applicable purchase orders, agreements and specifications. Such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands which in the aggregate do not exceed $130,000.

          4.21  Inventories.  The inventories of the Company which are reflected
                -----------
on the Balance Sheet and all inventory items which have been acquired since the Balance Sheet Date consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are, to the Company's knowledge, currently usable or salable in the ordinary course of its business and are in good and merchantable condition.

          4.22  Purchase Commitment and Outstanding Bids.  No material purchase
                ----------------------------------------
commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry. There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.

          4.23  Insurance Coverage.  There are in full force and effect policies
                ------------------
of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts and with such deductibles, as (a) are consistent with industry practice, and (b) in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

          4.24  No Brokers or Finders.  Except as disclosed on Exhibit B, no
                ---------------------
person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or BD for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify, defend and hold BD harmless against any and all liability (including without limitation, reasonable attorneys' fees and expenses) with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

          4.25  Conflicts of Interest.  No officer, director or, to the
                ---------------------
knowledge of the Company, shareholder of the Company or any "affiliate" or "associate" (as such terms are defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business with the Company, (b) in any property, asset or right which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee. For the purpose of this
Section 4.25, there shall be disregarded any interest which arises solely from the ownership of less than a 1% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market or any payment required to be made by the Company in an amount less than $2,500 annually.

          4.26  Licenses.  The Company possesses from the appropriate agencies,
                --------
commissions, boards and/or government bodies and authorities, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (a) are necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have a material adverse impact on the Company's business.

          4.27  Disclosure.  The Company has not knowingly withheld from BD any
                ----------
material facts relating to the assets, business, operations, financial condition or prospects of the Company taken as a whole. Neither the Financial Statements nor any representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to BD pursuant hereto or in connection with the transactions contemplated hereby contains and will not contain as of the Closing Date any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading. The Company's financial projections dated October 20, 1995 and attached hereto as Exhibit E (the "Projections") were prepared in good faith and with a good faith belief in the reasonableness of the assumptions on which the Projections are based. Such assumptions are included in Exhibit E hereto. The Company has a good faith belief in its ability to achieve the Projections and is not currently aware of any facts or circumstances which would materially adversely affect the Company's ability to achieve the Projections. The Projections fairly present the information they purport to present. The Projections sets forth each of the material business assumptions on which the Projections were based.

          4.28  Registration Rights.  Other than under this Agreement and except
                -------------------
as set forth on Exhibit B, the Company has not agreed to register or is under any obligation to register any of its authorized or outstanding securities under the Securities Act.

          4.29  ERISA.  Except as listed on Exhibit B, the Company does not
                -----
maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan", as those terms are defined in Sections 3(1), 3(2) or 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as listed in Exhibit B, the Company has no other material incentive or benefit arrangements.

          4.30  Environmental and Safety Laws.  To the Company's knowledge, the
                -----------------------------
Company is not in violation of any applicable statute, law, rule or regulation relating to the environment or occupational health and safety, nor has the Company received any notice from any person or entity alleging the foregoing, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          4.31  Employees.  To the Company's knowledge, no officer of the
                ---------
Company or employee of the Company (whose annual compensation is in excess of $70,000) has any plans to terminate his or her employment with the Company. The Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. To the Company's knowledge, the Company does not have any worker's compensation liabilities.

          4.32  Absence of Restrictive Agreements; Protection of Intellectual
                -------------------------------------------------------------
Property.  To the Company's knowledge, no employee of the Company is subject to
- --------
any secrecy or non-competition agreement or any other agreement or restriction of any kind that would impede or otherwise adversely affect in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the Company's knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of the rights described in Section 4.15 of this Agreement. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all the intellectual property of the Company. Each of the Company's employees and other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the intellectual property, have entered into a written agreement with the Company (i) providing that the intellectual property and other information are proprietary to the Company and are not to be divulged or misused and (ii) transferring to the Company, without any further consideration being given therefor by the Company, all of such employee's or other party's right, title and interest in and to such intellectual property and other information and to all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to such intellectual property and information. Each of the Company's employee's has signed an agreement agreeing not to use or disclose to others confidential information of the Company. The Company is not aware that any of its employees or prospective employees who have signed such agreements are in violation thereof.

          4.33  Contracts.  Except as set forth on Exhibit B, the Company is not
                ---------
a party to any contract, and has no obligation or commitment, in each case (i) involving aggregate payments by the Company or having an aggregate value of more than $25,000, or (ii) that is otherwise material to the business of the Company, or (iii) that is, or is reasonably likely to be, materially adverse to the business, properties or financial condition of the Company. Exhibit B hereto also lists all employment, non-competition and confidentiality agreements (i) between the Company and any employee of the Company or any other entity and (ii) to the Company's knowledge between any employee of the Company and any former employer or person for whom such employee performed consulting or other services.

     5.   Representations of BD.  BD represents that:
          ---------------------

          5.1  Investment Intent.  The Shares being acquired are being purchased
               -----------------
for investment for BD's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof, except that BD is contemplating a transfer of the Shares on or before May 31, 1996 to a direct or indirect subsidiary of BD in a transaction exempt from the registration requirements of the Securities Act pursuant to which such subsidiary will represent to BD and the Company in writing that the Shares are being acquired for investment for such subsidiary's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof, which for purposes of this Agreement shall be deemed to be a direct representation of each of such subsidiary and BD; provided that the disposition
                                                  --------
of BD's property shall at all times be and remain within its control and subject to the provisions of this Agreement. BD understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by BD. BD further understands that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

          BD understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Commission. BD understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

          5.2  Qualification as an Accredited Investor, Etc.  BD is an
               --------------------------------------------
"accredited investor" for purposes of Regulation D promulgated under the Securities Act. BD acknowledges that the Company has made available to it at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to it. BD (a) is able to bear the loss of its entire investment in the Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

          5.3  Acts and Proceedings.  This Agreement has been duly authorized by
               --------------------
all necessary corporate action, has been duly executed and delivered and the performance hereof by BD is within its corporate powers.

          5.4  No Brokers or Finders.  No person, firm or corporation has or
               ---------------------
will have, as a result of any act or omission by BD, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. BD will indemnify, defend and hold the Company harmless against any and all liability (including without limitation, reasonable attorneys' fees and expenses) with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

     6.   Conditions of BD's Obligation to Purchase the Shares on the Closing
          -------------------------------------------------------------------
Date.  The obligation to purchase and pay for the Shares, the Option and the
- ----
Warrant which BD has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on such Closing Date of the conditions set forth in this

Article 6. In the event that any such condition is not satisfied to the satisfaction of BD, it shall not be obligated to proceed with the purchase of the Shares, the Option and the Warrant.

          6.1  Accuracy of Representations and Warranties.  The representation
               -------------------------------------------
and warranties of the Company under this Agreement shall be true and accurate in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          6.2  Compliance with Agreement.  The Company shall have performed and
               -------------------------
complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

          6.3  Certificate of Officers.  The Company shall have delivered a
               -----------------------
certificate, dated the Closing Date, executed by the President of the Company and certifying to the satisfaction of the conditions specified in Sections 6.1,
6.2 and 6.5.

          6.4  Opinion of the Company's Counsel.  The Company shall have
               --------------------------------
delivered an opinion, satisfactory in form and substance to BD, of Dorsey & Whitney, counsel for the Company, dated the Closing Date and in the form of Exhibit D attached hereto.

          6.5  Filing of Certificate of Designations.  The Certificate of
               -------------------------------------
Designations containing the rights, preferences, privileges and restrictions of the Series C, D and E Preferred Shares set forth in Exhibit A shall have been duly filed with the Secretary of State of the State of Minnesota. A copy of the Articles of Incorporation as in effect immediately prior to the filing of the Certificate of Designations, certified by the Minnesota Secretary of State, shall be attached to the certificate of the Secretary of the Company delivered pursuant to Section 6.9 hereof.

          6.6  Purchase Permitted by Applicable Law.  The purchase of and
               ------------------------------------
payment for the Shares, the Option and the Warrant to be purchased by BD on the Closing Date, on the terms and conditions herein provided shall not violate any applicable law or governmental regulation and shall not subject BD to any tax, penalty or liability, or require BD to make any filings or to register or qualify, under or pursuant to any applicable law or governmental regulation.

          6.7  No Adverse Action or Decision.  There shall be no action, suit,
               -----------------------------
investigation or proceeding pending, or, to the Company's knowledge, threatened against or affecting the Company, any of its properties or rights, or any of its employees, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect transactions contemplated by this

Agreement, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

          6.8  Approvals and Consents.  The Company shall have secured all
               ----------------------
permits, consents and authorizations that shall be necessary or required lawfully to consummate this Agreement, to issue the Shares, Option and Warrant to be purchased by BD, and to issue the Option Shares, Warrant Shares and Conversion Shares for which it may be exercised or into which it may be converted.

          6.9  Supporting Documents. BD shall have received the following:
               --------------------

          (a) A copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement, the Option and the Warrant;

          (b) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Articles of Incorporation and Bylaws of the Company attached thereto have been validly adopted and have not been amended, supplemented or modified other than the amendment to the Articles of Incorporation effected by the filing of the Certificate of Designations; and

          (c) Such additional supporting documentation and other information with respect to the transaction contemplated hereby as legal counsel for BD may reasonably request.

          6.10  Qualification Under State Securities Laws.  All registrations,
                -----------------------------------------
qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares to BD at the Closing shall have been obtained.

          6.11  Proceedings and Documents.  All corporate and other proceedings
                -------------------------
and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for BD and BD and counsel for BD shall have received all such counterpart originals or certified or other copies of such documents as BD or counsel for BD may reasonably request.

          6.12  Warrant and Option.  The Company shall have executed and
                ------------------
delivered to BD the Option and Warrant

          6.13  Board Representation and Related Matters.  On the Closing Date,
                ----------------------------------------
the Board of Directors of the Company shall consist of seven persons and Norman Jacobs shall have been elected a director of the Company.

          6.14  Development and License Agreement.  The Company and BD shall
                ---------------------------------
have entered into the Development and License Agreement dated as of January 1, 1996.

     7.   Affirmative Covenants of the Company.  Subject to the provisions of
          ------------------------------------
Article 13, and so long as the Option or the Warrant shall remain outstanding and not fully exercised or BD shall beneficially hold in excess of 5%, determined on an as if exercised and as if converted basis, of the capital stock of the Company, considered on a fully diluted basis, the Company covenants and agrees as follows:

          7.1  Corporate Existence.  The Company will maintain its corporate
               -------------------
existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

          7.2  Books of Account and Reserves.  The Company will keep books of
               -----------------------------
record and account in which full, true and correct entries are made of all of its dealings, business and affairs, in accordance with GAAP consistently applied. The Company will employ certified public accountants of recognized national standing selected by the Board of Directors of the Company who are "independent" within the meaning of the accounting regulations of the Commission. The Company will have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company as will satisfy the requirements of the Commission in effect at such time with respect to reports or opinions of accountants (except with regard to the Commission's requirements for accounting for preferred shares as debt rather than equity).

          7.3  Furnishing of Financial Statements and Information. The Company
               --------------------------------------------------
will deliver to BD:

          (a) as soon as practicable, but in any event within 30 days after the close of each month, an unaudited consolidated balance sheet of the Company as of the end of such month, together with the related statements of consolidated operations for each month setting forth in each case in comparative form the figures for the budget as approved by the Board of Directors of the Company, all in reasonable detail and certified, subject to changes resulting from year-end adjustments, by the CFO (as hereinafter defined);

          (b) as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a statement of income and a statement of changes in financial position of the Company for each period, and in the case of the first, second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet of the Company as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail, and subject to changes resulting from year-end adjustments certified, subject to changes resulting from year-end audit adjustments, by the chief financial officer of the Company ("CFO") that such financial statements were prepared in accordance with GAAP applied on a basis consistent (except as otherwise disclosed therein and consented to by a majority of the Board of Directors) with that of preceding periods, and except as otherwise stated therein, present fairly the financial position of the Company as of their date;

          (c) as soon as practicable, but in any event within 90 days after the end of each fiscal year, a statement of income and a consolidated statement of changes in financial position of the Company for such year, and a balance sheet of the Company as at the end of such year prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except as otherwise approved by the Board of Directors), setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and together with an opinion directed to the Company of independent certified public accountants of recognized standing selected by the Company which opinion shall state that such balance sheet and statements of income have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and was not qualified as to the scope of the examination; and;

          (d) within 15 days after the Company learns of the commencement or written threats of the commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company or its business, assets or properties, written notice of the nature and extent of such suit or proceedings;

          (e) promptly after the submission thereof to the Company, copies of all reports and recommendations submitted by independent public accountants in connection with any annual, interim or special audit of the accounts of the Company made by such accountants;

          (f) promptly upon transmission thereof, copies of all reports, notices, financial statements, proxy statements, registration statements and notifications filed by it with the Commission pursuant to any act administered by the Commission or furnished to shareholders of the Company or to any national securities exchange, except reports on Form D filed pursuant to Rule 503 under the Securities Act;

          (g) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company as is available to the Company and as from time to time BD may reasonably request.

          7.4  Inspection.  The Company covenants that it will permit BD and any
               ----------
persons or entities designated in writing by BD to visit and inspect at its expense any of the properties, corporate books and financial records of the Company and its subsidiaries (and to make photocopies thereof or make extracts therefrom), and to discuss the affairs, finances and accounts of any such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as BD may reasonably request, subject to BD's obligation of confidentiality contained in
Section 14.10.

          7.5  Preparation and Approval of Budgets.  At least one month prior to
               -----------------------------------
the beginning of each fiscal year of the Company, the Company shall prepare and submit to its Board of Directors, for its review and approval, an annual plan for such year, which shall include monthly capital and operating expense budgets, cash flow statements and profit and loss projections itemized in such detail as the Board of Directors may reasonably request. The Company will, simultaneously with the submission thereof to the Board of Directors, deliver a copy of such annual plan to BD.

          7.6  Payment and Taxes and Maintenance of Properties. The Company
               -----------------------------------------------
will:

          (a) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, other than such taxes, assessments, charges or levies as the Company is contesting in good faith through appropriate proceedings; and

          (b) maintain and keep, or cause to be maintained and kept its properties in good repair, working order and condition.

          7.7  Insurance.  The Company will obtain and maintain in force such
               ---------
property damage, public liability, business interruption, worker's compensation, indemnity bonds and other types of insurance as the Company's executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect the Company from the insurable hazards or risks associated with the conduct of the Company's business. The Company shall obtain and keep in effect so long as the Board of Directors deems advisable, term life insurance on the lives of such key employees as, and in the principal amounts as, the Board of Directors shall determine, in each case with proceeds payable to the Company, provided that the Company can obtain such insurance at normally prevailing rates for persons in good health. The Company's executive officers shall periodically report to the Board of Directors on the status of such insurance coverage.

          All such insurance policies shall be maintained in at least such amounts and to such extent as shall be determined to be reasonable by the Board of Directors. All such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company or any subsidiary may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws.

          7.8  Payment of Indebtedness and Discharge of Obligations. To the
               ----------------------------------------------------
fullest extent reasonably possible, the Company will make timely payment of all amounts due under, and will observe, perform and discharge all of the material covenants, conditions and obligations which are imposed on it by, any and all indentures and other agreements securing or evidencing all indebtedness resulting from bank or other direct borrowings by the Company or pursuant to which such indebtedness is issued.

          7.9  Representation on Board of Directors; Directors' and
               ----------------------------------------------------
Shareholders' Meetings.  So long as BD shall hold or control, directly or
- ----------------------
indirectly, not less than 5%, determined on an as if converted basis, of the capital stock of the Company, in the event the holders of the Series C, D and E Preferred Shares do not have the right to elect one director to the Board of Directors of the Company pursuant to the Certificate of Designations for any reason, the Company shall use its best efforts to nominate and elect to the Company's Board of Directors a person designated by BD so that at least one of the Company's directors shall be a person designated by BD. In the event a person designated by BD shall not be a director of the Company, BD shall be entitled to notice of and to attend all meetings of the Board of Directors and its committees and shall receive all information distributed to the directors at the same time as the directors and shall receive the same notice of meetings as such director. At least a majority of the Company's directors shall at all times be persons who are not in the employment of the Company. The Company agrees, as a general practice, to hold meetings of its Board of Directors at least once each calendar quarter, and to hold its annual meeting of shareholders as provided in its Bylaws.

          7.10  Retirement Plans.  The Company will cause each retirement plan
                ----------------
of the Company in which any employees of the Company participate that is subject to the provisions of ERISA to be administered in a manner consistent with those provisions of ERISA which may, from time to time, become effective and operative with respect to such plans.

          7.11  Patents and Other Intangible Rights.  The Company will apply
                -----------------------------------
for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessman operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

          7.12  Subsidiaries.  If the Company establishes or maintains any
                ------------
subsidiary corporations, it shall cause each such subsidiary corporation to comply with each of the covenants set forth in this Article 7.

          7.13  Preemptive Rights.
                -----------------

          (a) The Company hereby grants to BD the right of first refusal to purchase its pro-rata share of all or any part of New Securities (as defined in Section 7.13(c)) that the Company may, from time to time, propose to sell and issue. BD's pro rata share shall be the ratio of the number of shares of Common Stock held by BD, as determined in accordance with Section 7.13(b), as of the date of the Rights Notice (as defined in Section 7.13(d)) to the total number of shares of Common Stock outstanding as of such date, determined in accordance with Section 7.13(b).

          (b) Prior to the occurrence of an Automatic Conversion Event (as defined in Section 13), (i) the number of shares of Common Stock held by BD shall be deemed to include the aggregate of the number of shares of Common Stock held by BD, together with the number of shares of Common Stock issuable upon conversion of the Shares, the Option Shares and the Warrant Shares (as if the Option and Warrant had been exercised in full) and (ii) the number of shares of Common Stock outstanding shall be deemed to include the aggregate of (A) all Common Stock outstanding, (B) all Common Stock issuable upon exercise of all outstanding options or warrants to purchase Common Stock and (C) the conversion of all outstanding Convertible Securities (as defined in Section 7.13(f)) and of all Convertible Securities issuable upon exercise of outstanding options or warrants to purchase Convertible Securities. On or following the occurrence of an Automatic Conversion Event, (i) the number of shares of Common Stock held by BD shall include only the aggregate number of shares of Common Stock held by BD as of such date and (ii) the number of shares of Common Stock outstanding shall include only the aggregate of all Common Stock outstanding as of such date.

          (c) "New Securities" shall mean any Common Stock or preferred shares
               --------------
     of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said Common Stock or preferred shares, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or preferred shares; provided, however, that "New Securities" shall not include (i) securities issuable upon the exercise of any rights, options or warrants outstanding as of the date hereof or upon conversion of or with respect to any Convertible Securities;
     (ii) securities issued in connection with acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, purchase of substantially all of the assets, or other reorganization as a result of which the Company owns not less than a majority of the voting power of such corporation, business entity or line of business; (iii) up to 115,700 remaining shares of Common Stock (or such greater number of shares of Common Stock as approved by the Board of Directors of the Company, including the director elected or nominated by the holders of the Series C, D and E Preferred Shares) reserved for issuance pursuant to stock purchase, stock option or stock ownership plans or similar stock-based or related plans which have been adopted or in the future may be adopted by the Company for its employees, consultants and directors; or (iv) shares of the Company's Common Stock or preferred shares issued in connection with any stock split, stock dividends, recapitalization, reclassification and similar events.

          (d) If the Company proposes to issue New Securities, it shall give BD written notice (the "Rights Notice") of its intention, describing the New Securities, the price, and the general terms upon which the Company proposes to issue them. BD shall have ten (10) business days from the date of receipt of the Rights Notice to agree to purchase all or any part of its pro-rata share of such New Securities, for the price and upon the general terms specified in the Rights Notice by giving written notice to the Company setting forth the quantity of New securities to be purchased.

          (e) The Company shall have one hundred twenty (120) days after the date of mailing of the Rights Notice to sell the remaining New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Rights Notice. If the Company has not sold the New Securities within said one hundred twenty (120) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to BD in the manner provided above.

          (f) "Convertible Securities" shall mean indebtedness or shares convertible into or exchangeable for Common Stock.

          7.14  Investment of Proceeds. Pending use of the proceeds in the
                ----------------------
business, they shall be deposited in a bank or banks having deposits of $150,000,000 or more, invested in certificates of deposit or repurchase agreements of a bank or banks having deposits of $150,000,000 or more, invested in money market mutual funds having assets of $500,000,000 or more, or invested in securities issued or guaranteed by the United States Government.

          7.15  Use of Proceeds.  The Company shall use the proceeds from the
                ---------------
sale of the Shares to expand manufacturing, to purchase tooling and for general working capital purposes.

          7.16  Public Information.  At any time that BD owns any Shares, the
                ------------------
Option, the Warrant, any Option Shares or Warrant Shares or any Conversion Shares, then after the earlier of the close of business on such date as (i) a registration statement filed by the Company under the Securities Act becomes effective, (ii) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto (the "Exchange Act"), or (iii) the Company issues
                                   ------------
an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall use reasonable efforts (including expending reasonable sums), to make publicly available and available to the holders of the Series C, D and E Preferred Shares, pursuant to Rule 144, such information as is necessary to enable the such holders to make sales of Registrable Stock pursuant to that Rule. The Company shall comply with the current public information requirements of Rule 144 and shall furnish thereafter to any such holder, upon request, a written statement executed by the Company as to the steps it has taken to so comply.

     8.   Negative Covenants of the Company.  Subject to the provisions of
          ---------------------------------
Article 13, and so long as the Option or the Warrant shall remain outstanding and not fully exercised or BD shall beneficially hold in excess of 5%, determined on an as if exercised and as if converted basis, of the capital stock of the Company, considered on a fully diluted basis, the Company will be limited and restricted as follows:

          8.1  Consolidation, Merger, Acquisition, etc.  The Company will not,
               ----------------------------------------
nor will it permit any subsidiary to, sell, lease, license or otherwise dispose of all or substantially all of its assets or any asset or assets which have a material affect upon the business assets or financial condition of the Company, or consolidate with or merge into any other corporation or entity, or permit any other corporation or entity to consolidate or merge into it without the approval of holders of a majority in interest of the Series C, D and E Preferred Shares; provided, however, that a subsidiary of the Company may be merged with the Company or another subsidiary of the Company or the Company may be merged with a subsidiary of the Company without such approval if in each case the Company is the surviving entity.

          8.2  Dividends on or Redemption of Junior Stock.  The Company will
               ------------------------------------------
not, without the approval of holders of a majority in interest of the Series C, D and E Preferred Shares, (a) declare or pay any cash dividend on its Common Shares, or make any other distribution on any Common Shares or any other shares of stock of any other class of the Company at any time created and issued ranking junior to the Series C Preferred Shares with respect to the rights to receive dividends and/or the right to the distribution of assets upon liquidation, dissolution or winding up of the Company ("Junior Stock"), other than those payable solely in shares of Junior Stock, unless the Company simultaneously declares and pays at least a comparable dividend or distribution to the holders of the Series C, D and E Preferred Shares as it declares and pays to other shareholders or, (b) except pursuant to the terms of the Shareholder Agreement dated September 27, 1993 by and among the Company and certain shareholders of the Company named therein, purchase, redeem or otherwise acquire for any consideration (other than in exchange for or out of the net cash proceeds of the contemporaneous issue or sale of other shares of Junior Stock or debt securities convertible into other shares of Junior Stock), or set aside as a sinking fund or other fund for the redemption or repurchase of any shares of Junior Stock, rights or options to purchase shares of Junior Stock.

          8.3  Other Restrictions.  The Company will not, nor will it permit any
               ------------------
subsidiary to, without the prior written consent of the holders of a majority in interest of the Series C, D and E Preferred Shares:

          (a) guarantee, endorse or otherwise be or become contingently liable in excess of $10,000 in the aggregate in connection with the obligations, securities or dividends of any person, firm, association or corporation other than the Company or a subsidiary, except that the Company may endorse negotiable instruments for collection in the ordinary course of business;

          (b) make loans or advances in excess of $10,000 in the aggregate to any person (including without limitation to any officer, director or shareholder of the Company or any subsidiary of the Company), firm, association or corporation, except (i) advances to suppliers made in the ordinary course of business, and (ii) loans to employees to assist such employees in relocating to the Minneapolis-St. Paul area, as approved by the Company's Board of Directors;

          (c) pay compensation, whether by way of salaries, bonuses, participation in pension or profit sharing plans, fees under management contracts or for professional services or fringe benefits to any officer in excess of amounts fixed by the Board of Directors of the Company prior to any payment to such officer;

          (d) alter the authorized capital stock of the Company as set forth in the Company's Articles of Incorporation as of the date hereof whether (i) by the authorization of additional amounts, classes or series of such capital stock (including an increase in the number of shares of the Series C, D, and E Preferred Shares), (ii) by the authorization of any new class of capital stock, (iii) by way of any stock split or combination, or (iv) altering the rights and/or preferences of the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares;

          (e)  change its fiscal year;

          (f) make any material change in the nature of its business as carried on at the date of this Agreement;

          (g) mortgage or pledge, or create a security interest in, or permit any corporation, firm or entity under its control (a "Controlled Entity") to mortgage, pledge or create a security interest in, all or substantially all of the property of the Company or such Controlled Entity, unless unanimously authorized by the entire Board of Directors of the Company; or

          9.  Conversion of Shares.
              --------------------

              9.1  Conversion of Shares.  BD may, at its option, from and after
                   --------------------
     the occurrence of such events as are set forth in the relevant provisions of the Company's Articles of Incorporation, convert the Shares, or any thereof, into Conversion Shares at the rate and upon the terms and conditions and subject to the adjustments set forth in the Company's Articles of Incorporation. Each Share shall be automatically converted into Conversion Shares on such terms and conditions as are set forth in the Company's Articles of Incorporation.

              9.2  Stock Fully Paid; Reservation of Shares.  The Company
                   ---------------------------------------
     covenants and agrees that all Conversion Shares that may be issued upon the exercise of the conversion privilege referred to in Section 9.1 will, upon issuance in accordance with the terms of the Company's Articles of Incorporation be fully paid and nonassessable and free from all taxes, liens and charges (except for taxes, if any, upon income and applicable transfer taxes) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of any person. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of its common shares for the purpose of issue upon the exercise of such conversion privilege.

              9.3  Adjustment of Number of Shares and Conversion Price. The
                   ---------------------------------------------------
     number of common shares issuable upon conversion of the Shares, the Option Shares and the Warrant Shares and the conversion price with the respect thereto shall be subject to adjustment from time to time as set forth in the Company's Articles of Incorporation.

              10.  Registration.
                   ------------

              10.1  Definitions.  As used in this Section 10, the following
                    -----------
     terms have the following meanings:

              (a) "Forms S-1, SB-1, S-2, SB-2 and S-3" shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

              (b) "Holder" shall mean BD and any holder of Registrable Stock to whom the registration rights granted hereunder have been transferred in accordance with Section 10.13, provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder".

          (c) "Register", "registered" and "registration" shall refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

          (d) "Registrable Stock" shall mean all shares of Common Stock issued or issuable upon conversion of the Shares, issued or issuable upon exercise and/or conversion of the Option Shares and the Warrant Shares and in each case held by a Holder, all shares of Common Stock issued by the Company in respect of such shares and all shares of Common Stock which the Holders may hereafter purchase pursuant to their preemptive rights.

          (e) "Required Demand Amount" shall mean 51% of the shares of Registrable Stock then outstanding.

     10.2 Required Registration.
          ---------------------

          (a) If (i) the Holder(s) of an aggregate of at least the Required Demand Amount propose to dispose of at least 20% of the then Registrable Stock (the "Initiating Holders"), and (ii) such disposition may not, in the opinion of such Initiating Holders, be effected in the public marketplace (as opposed to a private transaction under the Securities Act) at equally favorable net terms to the Initiating Holders without registration of such shares under the Securities Act, the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders (which shall be not less than 20% of the then Registrable Stock) and the intended method of disposition. Upon receipt of such request, the Company will give prompt written notice thereof to all other Holders (including in such notice, the name of any managing underwriter designated by the requesting Holders pursuant to Section 10.7) whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder(s) and the intended method of disposition.

          (b) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders, and the requests of the other Holders, subject, however, to the limitations set forth in Section 10.4.

     10.3 Registration Procedures.  Whenever the Company is required by the
          -----------------------
provisions of this Section 10 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred fifty (150) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1, SB-1, SB-2 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

          (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

          (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified; and

          (e) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

     10.4 Limitations on Required Registrations.
          -------------------------------------

          (a) The Company shall not be required to effect more than two registrations pursuant to Section 10.2.

          (b) The Company shall not be required to cause a registration requested pursuant to Section 10.2 to become effective prior to six (6) months after the effective date of the first registration statement initiated by the Company (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

          (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to Section 10.2 unless permitted to do so by the written consent of Initiating Holders who hold at least 51% of the shares of Registrable Stock as to which registration has been requested. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 10.2 and to become effective less than 120 days after the effective date of any registration requested pursuant to Section 10.2.

          (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 10.2(b) and 10.4(c), if the underwriter determines that (i) marketing factors require a limitation of the total number of shares to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Company, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, and the remainder, if any, to the Company. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company disapproves of any such underwriting, the Company may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

          (e) If at the time of any request to register Registrable Stock pursuant to Section 10.2, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include such Stock pursuant to Section
     10.5 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than twice while the rights set forth in Section
     10.2 are in effect.

     10.5 Incidental Registration.  If the Company at any time proposes to
          -----------------------
register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition) given within 30 days after receipt of any such notice, the Company will use its best efforts to cause all such shares of Registrable Stock intended to be disposed of, the Holders of which shall have requested registration thereof, to be included in such registration, subject, however, to the limitations set forth in Section 10.6.

     10.6 Limitations on Incidental Registration.
          --------------------------------------

          (a) If any registration pursuant to Section 10.5 shall be underwritten in whole or in part, the Company may require that the Registrable Stock requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

          (b) If, in connection with a registration initiated by the Company for the sale by it of its securities, the Registrable Stock requested for inclusion pursuant to Section 10.5, together with all additional shares of all other shareholders that have requested inclusion of their shares (the Registrable Stock and all of the other shares requested for inclusion are herein together referred to as the "Selling Shareholders' Shares") pursuant to the incidental registration rights granted by the Company prior to the date hereof (including permitted transferees and assignees of such incidental registration rights), would constitute more than twenty-five percent (25%) of the total number of shares to be included in such proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Selling Shareholders' Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Selling Shareholders' Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration (based upon the number of shares requested to be included by each such holder); provided, however, that after any such required reduction the Selling Shareholders' Shares to be included in such offering shall constitute at least twenty-five percent (25%) of the total number of shares to be included in such offering.

          (c) If, in connection with a registration initiated at the request of any security holder of the Company pursuant to a demand registration right granted to such security holder (the "Requesting Security Holder"), the Registrable Stock requested for inclusion pursuant to Section 10.5, together with all additional shares of all other shareholders that have requested inclusion of their shares (the Registrable Stock and all of the other shares requested for inclusion are herein together referred to as the "Other Selling Shareholders' Shares") pursuant to the incidental registration rights granted by the Company prior to the date hereof (including permitted transferees and assignees of such incidental registration rights), would reduce the number of shares to be offered by the Requesting Shareholder or interfere with the successful marketing of the shares of stock offered by the Requesting Shareholder, the number of Other Selling Shareholders' Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration (based upon the number of shares requested to be included by each such holder).

          (d) Those Selling Shareholders' Shares or Other Selling Shareholders' Shares which are excluded from the underwritten public offering pursuant to this Section 10.6 shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     The registration rights granted under Sections 10.5 and 10.8 shall terminate as to any Holder or permissible transferees or assignees of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (as an as-converted basis) and (b) would be permitted to sell all of the Registrable Stock held by him within one three-month period pursuant to Rule 144.

     10.7 Designation of Underwriter.  In the case of any registration effected
          --------------------------
pursuant to Section 10.2 or 10.8, Holders of a majority in interest of the Registrable Stock requested to be registered shall have the right to designate the managing underwriter in any underwritten offering. In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

     10.8 Form S-3.  The Company shall register its Common Stock under the
          --------
Exchange Act as soon as legally permissible following the effective date of the first registration of any securities of the Company on Form S-1, SB-1 or SB-2, and the Company shall thereafter effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request up to six registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition), subject to the limitations set forth in Sections 10.4(d) and (e) and the following:

          (a) The Company shall not be required to effect a registration pursuant to this Section 10.8, unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

          (b) The Company shall not be required to effect a registration pursuant to this Section 10.8 more frequently than once every six months.

The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 10.8, and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of paragraph (d) of Section 8.4 shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Stock on Form S-3 to the extent requested by the Holder or Holders thereof.

     10.9 Cooperation by Prospective Sellers.
          ----------------------------------

          (a) Each prospective seller of Registrable Stock, and each underwriter designated by each such seller, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

          (b) Failure of a prospective seller of Registrable Stock to furnish the information and agreements described in this Section 10 shall not affect the obligations of the Company under this Section 10 to remaining sellers who furnish such information and agreements, unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

          (c) The Holders holding shares included in the registration statement will suspend (until further notice) further sales of such shares after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus or, if the Company reasonably determines that correcting or updating the registration statement or prospectus would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, during the time that such suspension is necessary so that the registration statement and prospectus will meet the requirements of the Securities Act; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

     At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in paragraph (b) of
Section 10.3 (and any extensions thereof required by the preceding sentence), the Holders holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall (after written request for such notice, describing the information required in the response) notify the Company of the number of shares registered which remain unsold promptly upon receipt of such notice from the Company.

     10.10  Expenses of Registration.  All expenses incurred in effecting any
            ------------------------
registration pursuant to this Section 10, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except (a) that all underwriting discounts and commissions shall be borne by the Holders holding the securities registered pursuant to such registration, pro-rata according to the quantity of their securities so registered; and (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 10.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 10.2; provided, however, that if immediately prior to the
                          --------  -------
time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 10.2.

     10.11  Indemnification.
            ---------------

          (a) To the extent permitted by law, the Company will indemnify each Holder requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling such Holder, and each underwriter and selling broker of the securities so registered (collectively, "Representatives" and collectively with each such Holder, agent, officer, director or person, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to any
             --------  -------
     Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitee and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Representative, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this
                                                   --------  -------
     indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement
                            --------  -------
     contained in this subsection 10.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

          (b) To the extent permitted by law, each Holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify each other Holder, the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made; and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for all legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this
                                               --------  -------
     paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any Representative, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this
                                                   --------  -------
     indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement
                            --------  -------
     contained in this subsection 10.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the
                                             --------  -------
     obligations of such Holders shall be limited to an amount equal to the proceeds to each such Holder of the Registrable Stock sold as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

          (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided
                                                                     --------
     that counsel for the indemnifying party, who shall conduct the defense of
     ----
     such claim or litigation, shall be satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided, further, the omission by any indemnified party to
                  --------  -------
     give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 10.11, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) The reimbursement required by this Section 10.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (e) The obligation of the Company under this Section 10.11 shall survive the redemption or conversion, if any, of the Series C, D and E Preferred Shares, the completion of any offering of Registrable Stock in a registration statement under this Section 10, or otherwise.

     10.12  Rights Which May Be Granted to Subsequent Holders.
            -------------------------------------------------

          (a) Within the limitations prescribed by this paragraph (a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration. Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to
     (i) registrations actually requested by Initiating Holders pursuant to
     Section 10.2, but only in respect of that portion of any such registration as remains available after inclusion of all Registrable Stock requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 10.6 (which limitations shall apply pro-rata to all Holders) and such rights shall be limited in all cases to sharing pro-rata in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this paragraph (a). Shares not included in such underwriting shall not be registered.

          (b) The Company may not grant to subsequent investors in the Company rights of registration upon request unless (i) such rights are limited to shares of Common Stock and (ii) such rights shall not become effective prior to one year following an Automatic Conversion Event.

     10.13  Transfer of Registration Rights.  The registration rights granted
            -------------------------------
under this Section 10 may be transferred but only to a transferee who shall acquire not less than 100,000 shares of Registrable Stock (as adjusted for Recapitalization Events). Notwithstanding any provision of this Section 10.13, the registration rights granted to the Holders under this Section 10 may not be assigned to any person or entity which, in the Company's reasonable judgment, is a competitor of the Company.

     10.14  "Stand-Off" Agreement.  In consideration for the Company performing
            ---------------------
its obligations under this Section 10, each Holder severally agrees for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Stock, other than shares of Registrable Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided that all officers and directors of the Company and each holder of more than 2% of the outstanding Common Stock shall enter into similar agreements.

     10.15  Delay of Registration.  The Holders shall have no right to take any
            ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 10.

     11.    Restriction on Transfer of Shares.
            ---------------------------------

            11.1 Restrictions.  The Shares, the Option, the Warrant, the Option
                 ------------
Shares, the Warrant Shares and the Conversion Shares are only transferable pursuant to (a) an offering registered under the Securities Act, (b) Rule 144 or Rule 144A or other exemption under the Securities Act (or any similar rule then in effect) if such rules are or become available, or (c) subject to the conditions specified elsewhere in this Article 11, and, with respect to the Option, the terms of the Option and with respect to the Warrant, the terms of the Warrant, any other legally available means of transfer.

          11.2 Legend.  Each certificate representing Shares, Option Shares or
               ------
Warrant Shares shall be endorsed with the following legends:

          "The shares represented by this certificate may not be transferred without (i) the opinion of counsel reasonably satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, and all applicable state securities laws or (ii) such registration."

          Upon the conversion of any Series C Preferred Shares, unless the Company receives an opinion of counsel satisfactory to the Company to the effect that a transfer of such shares may be made without registration or further restriction or transfer, or unless such shares are being disposed of pursuant to a registration under the Securities Act, the same legend shall be endorsed on the certificate evidencing such shares.

          11.3 Removal of Legend.  Any legend endorsed on a certificate
               -----------------
evidencing a security pursuant to Section 11.2 hereof shall be removed, and the Company shall issue a certificate without such legend to BD (or its nominee, designee or transferee, as the case may be), if BD delivers to the Company an opinion of such counsel to the effect that such security is not required by the Securities Act to continue to bear such legend.

     12.  BD Covenant Not to Buy Shares.  BD covenants that it shall neither buy
          -----------------------------
nor solicit offers to sell any shares of capital stock or any purchase rights to acquire any shares of capital stock of the Company, from any person, partnership or entity which is currently a shareholder of the Company on the date of this Agreement without the prior written consent of the Company, until the later to occur of (i) an Automatic Conversion Event or (ii) the Warrant is fully exercised, expires or otherwise terminates unless BD shall first notify the Company of its intention to purchase any such securities and agree in writing, in a form reasonably acceptable to the Company, that the number of shares for which the Option or the Warrant (as BD may elect) may be exercised shall be reduced by the number of shares so purchased from others. As used in this
Section 12, BD shall include BD and each of BD's direct and indirect subsidiaries.

     13.  Termination of Covenants.  The obligations of the Company under
          ------------------------
Articles 7 (other than Section 7.9, 7.13 and 7.16) and 8 of this Agreement, notwithstanding any provisions hereof apparently to the contrary, shall terminate and shall be of no further force or effect on the earliest to occur of
(i) the date that the Company completes an offering of shares of its capital stock to the public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act in which the net proceeds received by the Company equal or exceed $5,000,000 and the per share purchase price equals or exceeds $4.00 (as adjusted for stock splits, stock dividends or other corporate reorganizations), or (ii) the date following the merger of the Company with or into another corporation, the shares of which are currently registered pursuant to Section 12 or 15 of the Exchange Act, and following such merger, (A) the Company continues to be the surviving corporation, (B) the surviving corporation's common shares are registered pursuant to Section 12 or 15 of the Exchange Act, and (C) the market value of the Company equals or exceeds $50 million, calculated for purposes of this Section 13, as the product of the average closing price for the Company's Common Stock during any 20 consecutive trading days times the total number of outstanding shares of Common Stock (either such event in clauses (i) or (ii) being referred to as an "Automatic Conversion Event"). The obligations of the Company under Section 7.13 shall terminate and be of no further force or effect as of the later of the date the Warrant is exercised in full, expires or otherwise terminates or the occurrence as an Automatic Conversion Event.

     14.  Miscellaneous.
          -------------

          14.1  Waivers Amendments and Approvals.  No amendment or waiver of any
                --------------------------------
provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by BD and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          14.2  Changes, Waiver, Etc.  Neither this Agreement nor any provision
                --------------------
hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing, discharge or termination is sought, except to the extent provided in Section 14.1.

          14.3  Notices.  All notices, demands and other communications to be
                -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if personally delivered, the next business day if sent by overnight courier or when receipt is acknowledged if mailed by first class mail, return receipt requested or if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications will, unless another address is specified in writing, be sent to the address indicated below:

Notices to the Company:                  with a copy to:
- ----------------------                   --------------

Medi-Ject Corporation                    Dorsey & Whitney P.L.L.P.
1840 Berkshire Lane                      220 South Sixth Street
Minneapolis, Minnesota 55441             Minneapolis, Minnesota 55402
Attention: President                     Attention: J. Andrew Herring, Esq.
Telecopy: (612) 553-1610                 Telecopy:  (612) 340-8738

Notices to BD:                           with a copy to:
- --------------                           ---------------

Becton Dickinson and Company             Kelley Drye & Warren
1 Becton Drive                           101 Park Avenue
Franklin Lakes, New Jersey  07417-1880   New York, New York  10178
Attention:  Norman Jacobs                Attention:  Jane E. Jablons, Esq.
            Dean J. Paranicas, Esq.      Telecopy: (212) 808-7898
Telecopy: (201) 848-9228

          14.4  Survival of Representations and Warranties, Etc.  All
                -----------------------------------------------
representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by BD or on their behalf, and the sale and purchase of the Shares and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement (other than legal opinions) or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

          14.5  Parties in Interest.  All the terms and provisions of this
                -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Purchased shares.

          14.6  Headings.  The headings of the Articles and Sections of this
                --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          14.7  Choice of Law.  The laws of Minnesota shall govern the validity
                -------------
of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

          14.8  Counterparts.  This Agreement may be executed concurrently in
                ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14.9  Definition of Purchased Shares.  For purposes of this Agreement
                ------------------------------
the term "Purchased Shares" shall refer to and include (a) the Shares, (b) the Conversion Shares, (c) the Option Shares, (d) the Warrant Shares, (d) any shares of capital stock of the Company issued with respect to, or in exchange for, any of the foregoing in any corporate recapitalization or corporate restructuring and (e) all shares of the Company's capital stock which BD may purchase pursuant to their preemptive rights or rights of first refusal or otherwise.

          14.10  Confidentiality.   BD agrees that it shall not divulge, furnish
                 ---------------
or make accessible to anyone or use in any way any confidential or secret knowledge or information of the Company which BD has acquired or become acquainted with or will acquire or become acquainted with pursuant to the terms of this Agreement except BD may use such knowledge or information in furtherance of its interests as an investor in the Company. BD acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. BD will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information which is now published or which subsequently becomes generally publicly known in the form in which it was obtained from the Company, other than as a direct or indirect result of the breach of this agreement.

          14.11  Entire Agreement.  This Agreement, the Option and the Warrant
                 ----------------
contain the entire agreement between the parties with respect to the transactions contemplated hereby and thereby, and supersede all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          14.12  Successors and Assigns.  All of the terms of this Agreement
                 ----------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided, however, that BD's rights and obligations under this Agreement may only be assigned to any direct or indirect subsidiary of BD or to any person or entity that acquires not less than 100,000 Series C, D or E Preferred Shares (as adjusted for recapitalization events) and provided further that the rights contained in Sections 7.9 and 7.13 may not be assigned by BD (other than to a direct or indirect subsidiary of BD) and the obligations under Section 12 shall not be binding upon any transferee (other than to a direct or indirect subsidiary of BD) unless such transferee acquires 1,000,000 or more Series C, D and E Preferred Shares from BD (as adjusted for recapitalization events).

          14.13  Enforcement.
                 -----------

          (a)    Remedies at Law or in Equity.  If the either party shall
                 ----------------------------
defaults in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of such party in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the other party may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or the Articles of Incorporation of the Company or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or such Articles of Incorporation, or to enforce any other legal or equitable right of such party or to take any one or more of such actions. In the event either party brings such an action against the other, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Restated Articles of Incorporation of the Company, including without limitation such fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (b) Remedies Cumulative; Waiver.  No remedy referred to herein is
              ---------------------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to either party at law or in equity. No express or implied waiver by either party of any default shall be a waiver of any future or subsequent default. The failure or delay of either party in exercising any rights granted it hereunder shall not constitute a waiver of any such right, and any single or partial exercise of any particular right by such party shall not exhaust the same or constitute a waiver of any other right provided herein.

          14.14  Execution and Counterparts.  This Agreement may be executed in
                 --------------------------
any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

          14.15  Severability.  In the event any provision of this Agreement or
                 ------------
the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

     If BD is in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned.

                                       Very truly yours,

                                       MEDI-JECT CORPORATION


                                       By   /s/  Franklin Pass, M.D.
                                          --------------------------------------
                                          Name:   Franklin Pass, M.D.
                                          Title:  Chief Executive Officer

                                  ACCEPTANCE

          The undersigned hereby accepts the terms and conditions set forth in the Preferred Stock, Option and Warrant Purchase Agreement, dated January __, 1996, by and between Medi-Ject Corporation and the undersigned as the terms and conditions applicable to the purchase by the undersigned of preferred shares of the Company. By the execution of this acceptance, the undersigned hereby makes each of the representations contained in Article 5 of such Purchase Agreement. The undersigned further represents that it qualifies as an "accredited investor," as that term is used in Regulation D promulgated under the federal Securities Act of 1933, because (check one):

          the undersigned is an individual with a net worth in excess of
  ----
          $1,000,000;

          the undersigned is an individual who either (a) had an income in
  ----
          excess of $200,000 in each of the years 1992 and 1991 and who reasonably expects an income in excess of $200,000 in 1993, or (b) had a joint income with the undersigned's spouse in excess of $300,000 in each of the years 1992 and 1991 and who reasonably expects a joint income in excess of $300,000 in 1993;

          it is a private business development company as defined in Section
  ----
          202(a)(22) of the Investment Advisors Act of 1940;

          the undersigned is a director or executive officer of Medi-Ject
  ----
          Corporation;

    X     it is a corporation, partnership, business trust or a nonprofit
  ----
          organization within the meaning of Section 501(c)(3) of the Internal Revenue Code that was not formed for the purpose of acquiring the securities of Medi-Ject Corporation and that has total assets in excess of $5,000,000;

          it is a small business investment company licensed by the United
  ----
          States Small Business Administration;

          it is a self-directed employee benefit plan for which all persons
  ----
          making investment decisions are "accredited investors"; or

          it is an entity, all of whose equity owners or partners are
  ----
          "accredited investors."

                                       BECTON DICKINSON AND COMPANY


                                       By    /s/  Raymond P. Ohlmuller
                                          --------------------------------------
                                          Name:  Raymond P. Ohlmuller
                                          Title:  Vice President and Secretary